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Exhibit 10.36

REAFFIRMATION OF GUARANTY AND SECURITY AGREEMENT
August 19, 2003

U.S. Bank National Association, as Agent
U.S. Bank Place
800 Nicollet Mall
Minneapolis, Minnesota 55402

    Re:
    Guaranty Issued by the Undersigned dated March 31, 2003 (the "Guaranty") of the Obligations (as defined in the Guaranty) of LECG, LLC to the banks (the "Banks") party to the Credit Agreement (defined below) and to U.S. Bank National Association, as agent for the Banks (the "Agent")

        This will confirm (a) that the undersigned hereby consents to the terms of that First Amendment to Amended and Restated Credit Agreement dated concurrently herewith by and between LECG, LLC (the "Borrower"), the Banks and the Agent (the "First Amendment") and to the execution, delivery and consummation of the First Amendment and the New Revolving Notes (as defined in the First Amendment) and the transactions contemplated thereby by the Borrower; and (b) that the obligations of the Borrower to the Agent or any Bank under the Credit Agreement as amended by the First Amendment constitute "Obligations" of the Borrowers to the Banks within the meaning of the Guaranty. The undersigned confirms to the Agent and the Banks that the Obligations are and continue to be secured by the security interest granted by the undersigned in favor of the Agent under that certain Amended and Restated Security Agreement dated as of March 31, 2003 (as amended, restated or otherwise modified, the "Security Agreement"), and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the undersigned under Guaranty or the Security Agreement, each as amended hereby, and any and all other documents and agreements entered into with respect to the obligations under the Guaranty or the Security Agreement, are incorporated herein by reference and are hereby ratified and affirmed in all respects by the undersigned.

LECG HOLDING COMPANY, LLC.
By	/s/ JOHN C. BURKE
Its	CFO

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  Exhibit 10.36
REAFFIRMATION OF GUARANTY AND SECURITY AGREEMENT August 19, 2003